Exhibit 10.4

Form Final

Brasa (Parent) Inc.

2012 Omnibus Equity Incentive Plan

NOTICE OF RESTRICTED STOCK ISSUANCE

Participant:

Issuance Date:

Number of Shares:	Shares of Common Stock of Brasa (Parent) Inc. (the “Company”), par value $0.01 (“Restricted Stock”).

Vesting Schedule:	Subject to the Participant’s continued Service through each such date, the Restricted Stock shall vest in the following percentages on the following dates (each, a “Vesting Date”):

Vesting Date	Vesting Percentage

Notwithstanding the foregoing, if a vesting date occurs during the pendency of a Market Standoff Period, the vesting date shall be delayed until the end of the Market Standoff Period.

For purposes of this Notice, “Market Standoff Period” means 180 days after the date of the Public Offering or such other period as may be specified in the market standoff agreement.

For purposes of this Notice, “Public Offering” means, the completion of a sale of Common Stock pursuant to a registration statement which has become effective under the Securities Act of 1933 (excluding registration statements on Form S-4, S-8 or similar limited purpose forms), in which the Common Stock shall be listed and traded on a national exchange or on the NASDAQ National Market System.

Forfeiture:

If the Participant’s Service is terminated for any reason, all unvested Restricted Stock will be forfeited as of the date that the Participant’s Service is terminated; provided, however, that if the Participant’s Service is terminated by the Company or any of its Affiliates without Cause, then all unvested Restricted Stock shall immediately vest.

For purposes of this Notice, “Cause” means, the Participant’s (i) misappropriation or theft of the Company’s or any of its Affiliates’ funds or property, (ii) conviction or entering of a plea of nolo contendere of any fraud, misappropriation, embezzlement or similar act, felony or crime involving dishonesty or moral turpitude, (iii) failure to perform any of his or her material duties owed to the Company or any of its Affiliates, or (iv) commission of any act involving willful malfeasance or gross negligence or the Participant’s failure to act involving material nonfeasance.

Capitalized terms not otherwise defined herein shall have the meanings set forth in the Brasa (Parent) Inc. 2012 Omnibus Equity Incentive Plan (the “Plan”).